Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of HealthSpring, Inc. on Form 10-K for the period ending December 31, 2007 (the “Report”), I, Herbert A. Fritch, Chief Executive Officer of HealthSpring, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Herbert A. Fritch Herbert A. Fritch
Chairman of the Board of Directors, President and Chief Executive Officer
February 28, 2008